Exhibit 10.18
AMENDMENT NO. 1 TO
THE SANTARUS, INC.
AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN
     THIS AMENDMENT NO. 1 TO THE SANTARUS, INC. AMENDED AND RESTATED 2004 EQUITY INCENTIVE AWARD PLAN (this “Amendment”), dated as of February 9, 2006, is made and adopted by SANTARUS, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains the Santarus, Inc. Amended and Restated 2004 Equity Incentive Award Plan (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth below;
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and
     WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted effective February 9, 2006.
     NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:
     1. A new Section 11.7 is hereby added to the Plan as follows:
          “11.7 Acceleration of Awards Held by Certain Members of the Board. Notwithstanding anything in this Plan or in any Award Agreement to the contrary, in the event of a Change of Control, one hundred percent (100%) of the unvested Awards held by each member of the Board who is not an Employee and who continues to serve on the Board immediately prior to such Change of Control shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse, immediately prior to such Change of Control.”
     2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.
     I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Santarus, Inc. on February 9, 2006.

By:	/s/ Debra P. Crawford

Name:	Debra P. Crawford
Title:	SVP, Chief Financial Officer, Treasurer and Secretary